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           SUPPLEMENT DATED DECEMBER 29, 2000 TO CENTURY SHARES TRUST
                         PROSPECTUS DATED APRIL 30, 2000

                      REDEMPTION FEE FOR SHORT TERM TRADES

The Trustees of Century Shares Trust (the "Trust") have concluded that excessive, short-term trading (market timing) disrupts portfolio management strategies and harms fund performance. To minimize harm to the Trust and its shareholders, the Trust will begin assessing a redemption fee of 1.00% of the amount payable on redemption of shares purchased on or after January 31, 2001 and held less than 180 days.

THE FOLLOWING INFORMATION REPLACES THE "SHAREHOLDER FEES" SECTION UNDER THE HEADING "TRUST FEES AND EXPENSES" ON PAGE 3 OF THE CURRENT PROSPECTUS OF THE TRUST (DATED APRIL 30, 2000):

Shareholder Fees
----------------
(fees paid directly from your investment):

o  Maximum Sales Charge (Load)
   Imposed on Purchases                                     NONE
o  Maximum Deferred Sales Charge (Load)                     NONE
o  Maximum Sales Charge (Load) Imposed
   on Reinvested Dividends or other Distributions           NONE
o  Redemption Fee on shares held less than 180
   days (as a % of amount redeemed)*                        1.00%
o  Exchange Fee                                             NONE

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*  The Trust will deduct a short-term trading fee in the specified percentage from the redemption proceeds if you sell your shares after holding them less than 180 days. This fee is paid to the Trust (for the shareholders' benefit) rather than the Adviser or any broker, and is designed to offset the brokerage commissions and other costs associated with redemptions. If you bought shares on different days, the shares you held longest will be redeemed first for purposes of determining whether the short-term trading fee applies.

THE FOLLOWING TEXT REPLACES IN ITS ENTIRETY THE SECOND PARAGRAPH UNDER THE HEADING "PAYMENT FOR REDEEMED SHARES" IN THE SECTION TITLED "REDEEMING SHARES" ON PAGE 7 OF THE PROSPECTUS.

If you redeem shares within 180 days of purchase, the Trust will deduct a redemption fee from the proceeds payable to you. The redemption fee is 1.00% of the net asset value of the shares redeemed. This fee is retained by the Trust for the shareholders' benefit (and does not accrue to the Adviser) in order to offset the brokerage commissions and other costs associated with redemptions. In determining whether a redemption fee is payable when shares are redeemed, unless you instruct the trust otherwise in writing, the Trust will first redeem shares that are not subject to the fee and then will redeem other shares in the order in which you purchased them. The redemption fee does not apply to:

o shares redeemed for the sole purpose of using the redemption proceeds to purchase shares of Century Small Cap Select Fund, an open-end investment company also managed by the Adviser;
o shares acquired as a result of reinvesting dividends or other distributions of the Trust;
o  shares held in an account of certain qualified retirement plans; or
o  shares held in an account of certain broker wrap fee accounts.

The Trust may waive the fee in any case in its sole discretion.